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                                                                    Exhibit 23.1


                               CONSENT OF COUNSEL
                               ------------------

To: The Colonial BancGroup, Inc.

     We hereby consent to the use in this registration statement of The Colonial BancGroup, Inc. on Form S-8 of our name in this registration statement.

                         MILLER, HAMILTON, SNIDER & ODOM, L.L.C.



                         BY:    /s/ Willard H. Henson
                             ------------------------
                              Willard H. Henson


Montgomery, Alabama
DATED: November 28, 2001